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                                                                    EXHIBIT 10U

                                 AMENDMENT NO. 8
                                       TO
                         BRUSH ENGINEERED MATERIALS INC.
                      SUPPLEMENTAL RETIREMENT BENEFIT PLAN
                         (DECEMBER 1, 1992 RESTATEMENT)


                  Brush Engineered Materials Inc., an Ohio corporation, hereby adopts Amendment No. 8 to the Brush Engineered Materials Inc. Supplemental Retirement Benefit Plan (December 1, 1992 Restatement) (formerly known as the Brush Wellman Inc. Supplemental Retirement Benefit Plan) (the "Plan").

                                       I.

                  Article I of the Plan is amended by adding at the end thereof the following:

         SECTION 1.27 - BRUSH WELLMAN INC. EXECUTIVE DEFERRED COMPENSATION PLAN

                           The Brush Wellman Inc. Executive Deferred
                  Compensation Plan or the Brush Engineered Materials Inc. Executive Deferred Compensation Plan (2000 Restatement).

                                       II.

                  Article II of the Plan is amended by adding at the end thereof the following:

         SECTION 2.3 - CESSATION OF BENEFIT ACCRUAL

                           Notwithstanding any other provision of the Plan to
                  the contrary, each of David Deubner, Jordan Frazier, Stephen Freeman, Michael Hasychak, Alfonso Lubrano, John Pallam, John Paschall, and Daniel Skoch shall accrue no additional rights and benefits under the Plan after December 31, 2001. The rights and benefits under the Plan of each Participant named in the immediately preceding sentence, except as contemplated in Section 4.1A, shall be determined as if the employment of the Participant had terminated on December 31, 2001.

                                      III.

                  Article IV of the Plan is amended by adding a new Section 4.1A immediately following Section 4.1 to provide as follows:


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         SECTION 4.1A - SPECIAL ELECTION

                           (i) Notwithstanding any other provision of the Plan
                  to the contrary, except Section 9.5 (as contemplated in this Section 4.1A), each Participant identified on Schedule III to the Plan (as added by this Amendment) may make a one-time election, subject to the provisions of Section 4.1A(ii), to receive, in lieu of all benefits otherwise payable to or in respect of the Participant under the Plan, a "cash amount" shown in column (2) of Schedule III to the Plan, in accordance with Section 4.1A(ii) and such rules and procedures as may be established by the Company consistent with Section 4.1A(ii). The cash amount, if elected, shall be paid by the Company and/or the Participant's Employer from the general assets of the Company and/or the Participant's Employer in one or more payments, without interest thereon, not later than December 31, 2002.

                           (ii) The following conditions apply to the Special
                  Election under Section 4.1A(i):

                                    (a) The election under Section 4.1A(i) may
                           be made only by delivery during a period beginning on January 2, 2002 and ending at 5:00 pm on January 18, 2002 by the Participant to the Company of a written election on a form prescribed therefor by the Company, which form shall be substantially in the form of Exhibit II attached hereto and made a part hereof;

                                    (b) If a Participant makes the election
                           provided for under Section 4.1A(i), neither the Participant, the Participant's Beneficiary, nor any other person claiming through or under the Participant shall thereafter have any rights to modify such election and all provisions of the Plan shall be construed, interpreted, and applied accordingly;

                                    (c) If a Participant makes the election
                           provided for under Section 4.1A(i), neither the Participant, the Participant's Beneficiary, nor any other person claiming through or under the Participant shall thereafter have any rights to any benefit under the Plan other than the Participant's right to the cash amount provided for under Section 4.1A(i);

                                    (d) Such election shall include a consent to
                           Amendment No. 8 to the Plan in accordance with
                           Section 9.5 of the Plan; and

                                    (e) Such election shall be irrevocable after
                           delivery thereof to the Company, and such election shall become effective upon delivery thereof to the Company.


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                                       IV.

                  Section I of Schedule I to the Plan is amended by adding a new
Section 4.1A immediately following Section 4.1 (of Section I of Schedule I to the Plan) to provide as follows:

         SECTION 4.1A - SPECIAL ELECTION AND CESSATION OF BENEFIT ACCRUAL

                           (i) Notwithstanding any other provision of the Plan
                  to the contrary, except Section 9.5 (of this Section I of this Schedule I) (as contemplated in this Section 4.1A (of this
                  Section I of this Schedule I)), Mr. Harnett may make a one-time election, subject to the provisions of Section 4.1A(ii) (of this Section I of this Schedule I), to receive, in lieu of all benefits otherwise payable to or in respect of Mr. Harnett under the Plan, a "cash amount" shown in column
                  (2) of Schedule III to the Plan, in accordance with Section 4.1A(ii) (of this Section I of this Schedule I) and such rules and procedures as may be established by the Company consistent with Section 4.1A(ii) (of this Section I of this Schedule I). The cash amount, if elected, shall be paid by the Company and/or Mr. Harnett's Employer from the general assets of the Company and/or Mr. Harnett's Employer in one or more payments, without interest thereon, not later than December 31, 2002.

                           (ii) The following conditions apply to the Special
                  Election under Section 4.1A(i) (of this Section I of this
                  Schedule I):

                                    (a) The election under Section 4.1A(i) (of
                           this Section I of this Schedule I) may be made only by delivery during a period beginning on January 2, 2002 ending at 5:00 pm on January 18, 2002 by Mr. Harnett to the Company of a written election on a form prescribed therefor by the Company, which form shall be substantially in the form of Exhibit II attached hereto and made a part hereof;

                                    (b) If Mr. Harnett makes the election
                           provided for under Section 4.1A(i) (of this Section I of this Schedule I), neither Mr. Harnett, Mr. Harnett's Beneficiary, nor any other person claiming through or under Mr. Harnett shall thereafter have any rights to modify such election and all provisions of the Plan shall be construed, interpreted, and applied accordingly;

                                    (c) If Mr. Harnett makes the election
                           provided for under Section 4.1A(i) (of this Section I of this Schedule I), neither Mr. Harnett, Mr. Harnett's Beneficiary, nor any other person claiming through or under Mr. Harnett shall thereafter have any rights to any benefit under the Plan other than Mr. Harnett's right to the one-time payment provided under Section 4.1A(i);

                                    (d) If Mr. Harnett makes the election
                           provided for under Section 4.1A(i) (of this Section I of this Schedule I), Mr. Harnett shall


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                           accrue no additional rights and benefits under the
                           Plan after December 31, 2001;

                                    (e) If Mr. Harnett makes the election
                           provided for under Section 4.1A(i) (of this Section I of this Schedule I), the rights and benefits under the Plan of Mr. Harnett, except as contemplated in this Section 4.1A (of this Section I of this Schedule
                           I), shall be determined as if the employment of Mr. Harnett had terminated on December 31, 2001;

                                    (f) Such election shall include a consent to
                           Amendment No. 8 to the Plan in accordance with
                           Section 9.5 (of this Section I of this Schedule I) of the Plan; and

                                    (g) Such election shall be irrevocable after
                           delivery thereof to the Company, and such election shall become effective upon delivery thereof to the Company; and

                                       V.

                  The Plan is amended by adding at the end thereof a new
Schedule III to provide as set forth on Exhibit I to this Amendment.

                                       VI.

                  The changes to the Plan made by the foregoing Sections of this Amendment shall be effective on and after execution of this Amendment.

                                      * * *

                  Executed this ______ day of December, 2001.


                                 BRUSH ENGINEERED MATERIALS INC.


                                 By: ___________________________________
                                       Title:



                                 And: __________________________________
                                       Title: